Ivy Micro Cap Growth Fund

Summary Prospectus   |   July 29, 2011

Share Class (Ticker):    Class A Shares (IGWAX), Class B Shares (IGWBX), Class C Shares (IGWCX), Class I Shares (IGWIX), Class Y Shares (IGWYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to LegalCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated July 29, 2011 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 173 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.68%	1.25%	0.71%	0.46%	0.47%
Total Annual Fund Operating Expenses	1.88%	3.20%	2.66%	1.41%	1.67%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.88%	3.20%	2.66%	1.41%	1.67%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

From August 1, 2011 through July 31, 2012, to the extent that the total annual fund operating expenses of the Class Y shares exceeds the total annual fund operating expenses of the Class A shares, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual fund operating expenses of the Class Y shares do not exceed the total annual fund operating expenses of the Class A shares, as calculated at the end of each month.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$755	$1,132	$1,533	$2,649
Class B Shares	723	1,286	1,774	3,199
Class C Shares	269	826	1,410	2,993
Class I Shares	144	446	771	1,691
Class Y Shares	170	526	907	1,976

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$755	$1,132	$1,533	$2,649
Class B Shares	323	986	1,674	3,199
Class C Shares	269	826	1,410	2,993
Class I Shares	144	446	771	1,691
Class Y Shares	170	526	907	1,976

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

Ivy Micro Cap Growth Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of micro cap companies. Micro cap companies typically are companies with float-adjusted market capitalizations below $1 billion. The Fund primarily invests in common stock and may include common stocks that are offered in initial public offerings, or IPOs.

In selecting equity securities for the Fund, Wall Street Associates, LLC (WSA), the Fund’s investment subadvisor, utilizes a bottom-up stock selection process and seeks to invest in securities of companies that it believes exhibit extraordinary earnings growth, earnings surprise potential, fundamental strength and management vision.

Generally, in determining whether to sell a security, WSA uses the same type of analysis that it uses in buying securities. For example, WSA may sell a security if it determines that the issuer’s growth and/or profitability characteristics are deteriorating or the issuer no longer maintains a competitive advantage, when more attractive investment opportunities arise, when WSA believes a company’s valuation has become unattractive relative to industry leaders and industry-specific metrics, to reduce the Fund’s holding in that security or its exposure to a particular sector, or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Initial Public Offering Risk. Investments in IPOs can have a significant positive impact on the Fund’s performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

■	Management Risk. Fund performance is primarily dependent on WSA’s skill in evaluating and managing the Fund’s portfolio, and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Small Company Risk. Equity securities of small to micro capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small to micro capitalization companies at the desired time.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows the performance for Class A shares for the calendar year 2010. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31

In the period shown in the chart, the highest quarterly return was 20.33% (the fourth quarter of 2010) and the lowest quarterly return was -8.49% (the second quarter of 2010). The Class A return for the year through June 30, 2011 was 4.56%.

Average Annual Total Returns

as of December 31, 2010	1 Year	Life of Class
Class A (began on 02-17-2009)
Return Before Taxes	30.00%	40.69%
Return After Taxes on Distributions	29.07%	39.41%
Return After Taxes on Distributions and Sale of Fund Shares	20.40%	34.86%
Class B (began on 02-17-2009)
Return Before Taxes	31.57%	41.50%
Class C (began on 02-17-2009)
Return Before Taxes	36.66%	43.90%
Class I (began on 02-17-2009)
Return Before Taxes	38.41%	45.73%
Class Y (began on 02-17-2009)
Return Before Taxes	37.52%	45.02%
Indexes
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on February 28, 2009.)	29.06%	49.42%
Russell Microcap Growth Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on February 28, 2009.)	29.50%	52.07%
Lipper Small-Cap Growth Funds Universe Average (net of fees and expenses) (Index comparison begins on February 28, 2009.)	27.62%	48.01%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by Wall Street Associates, LLC (WSA).

Portfolio Managers

The WSA Investment Team is primarily responsible for the day-to-day management of the Fund. The WSA Investment Team consists of William Jeffery III, President and Chief Investment Officer of WSA, Kenneth F. McCain, Executive Vice President of WSA, Paul J. Ariano, Senior Vice President of WSA, Paul K. LeCoq, Senior Vice President of WSA, and Carl Wiese, Senior Vice President of WSA. They have all co-managed the Fund since its inception in February 2009.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IGWAX